                                                                        FORM 8-A
                                                                        --------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             ____________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             SmarterKids.com, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                       06-1364380
--------------------------------------           ------------------------------
 (State of incorporation or organization)               (IRS Employer
                                                      Identification No.)

 200 Highland Avenue, Needham, Massachusetts                02494
---------------------------------------------      ----------------------------
  (Address of principal executive offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [_]

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]


Securities Act registration statement file number to which this form relates:     333-86787
                                                                                  ---------
                                                                                (If applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class            Name of each exchange on which
          to be so registered            each class is to be registered
          -------------------            ------------------------------

              None                                             N/A
              ----                                             ---

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 par value
--------------------------------------------------------------------------------
                               (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

     Information concerning the common stock, $.01 par value per share, of SmarterKids.com, Inc. ("SmarterKids.com") is contained under the caption "Description of Securities" in SmarterKids.com's Registration Statement on Form S-1 (File No. 333-86787), as filed with the Securities and Exchange Commission on October 19, 1999, as amended, pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.

Item 2.  Exhibits
         --------

Exhibit No.     Exhibit
-----------     -------
   1            Form of Second Amended and Restated Certificate of Incorporation
                of SmarterKids.com to be filed with the Secretary of State of
                Delaware and effective upon the effectiveness of the
                registration statement (incorporated herein by reference to
                Exhibit 3.2 to the Registration Statement).

   2 Form of Amendment to the Second Amended and Restated Certificate of Incorporation of SmarterKids.com to be filed with the Secretary of State of Delaware and effective upon the closing of the offering (incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

   3 Form of Second Amended and Restated By-laws of SmarterKids.com to be effective upon the effectiveness of the offering
                (incorporated herein by reference to Exhibit 3.5 to the Registration Statement).

   4 Specimen certificate for shares of SmarterKids.com's common stock (incorporated herein by reference to Exhibit 4.4 to the Registration Statement).

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, SmarterKids.com has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        SMARTERKIDS.COM, INC.



                                        By: /s/ Robert Cahill
                                           --------------------------
                                           Robert Cahill
                                           Vice President, Finance

Date: October 19, 1999